Exhibit 10.33

LIBOR TRANSITION AMENDMENT

THIS LIBOR TRANSITION AMENDMENT (this “Amendment”), dated as of December 14, 2021 (the “Amendment Effective Date”), is entered into among ASTRONOVA, INC., a Rhode Island corporation (the “Borrower”), and BANK OF AMERICA, N.A., as lender (the “Lender”).

RECITALS

WHEREAS, the Borrower and the Lender have entered into that certain Amended and Restated Credit Agreement dated as of July 30, 2020 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Agreement”);

WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Agreement denominated in U.S. Dollars (“Dollars”), British Pounds Sterling (“Sterling”) and Euros (collectively, the “Impacted Currency(ies)”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Agreement; and

WHEREAS, applicable parties under the Agreement have determined in accordance with the Agreement that LIBOR for the Impacted Currency(ies) should be replaced with a successor rate in accordance with the Agreement and, in connection therewith, the Lender has determined that certain conforming changes are necessary or advisable.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Agreement, as amended by this Amendment.

2. Agreement. Notwithstanding any provision of the Agreement or any other document related thereto (the “Loan Documents”) to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A (with respect to Sterling and Euros) and Appendix B (with respect to Dollars) shall apply to the Impacted Currency(ies). For the avoidance of doubt, to the extent provisions in the Agreement apply to the Impacted Currency(ies) and such provisions are not specifically addressed by Appendix A and Appendix B, the provisions in the Agreement shall continue to apply to the Impacted Currency(ies). For the further avoidance of doubt, neither Canadian Dollars nor Danish Krone shall be considered Impacted Currency(ies).

3. Conflict with Loan Documents. In the event of any conflict between the terms of this Amendment and the terms of the Agreement or the other Loan Documents, the terms hereof shall control.

4. Conditions Precedent. This Amendment shall become effective upon receipt by the Lender of counterparts of this Amendment, properly executed by the Borrower and the Lender.

5. Miscellaneous.

(a) Subject to the terms of this Amendment, the Loan Documents, and the obligations of the Borrower under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

(b) The Borrower (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

To the extent the obligations of the Borrower under the Agreement and the other Loan Documents (the “Obligations”) are secured, the Borrower (i) agrees that the security agreement and the other collateral documentation (collectively, the “Collateral Documents”) continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (ii) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as collateral for the Obligations, and (iii) acknowledges that all liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations.

(c) The Borrower represents and warrants that:

(i) The execution, delivery and performance by it of this Amendment is within its organizational powers and has been duly authorized by all necessary organizational, partnership, member or other action, as applicable, as may be necessary or required.

(ii) This Amendment has been duly executed and delivered by it, and constitutes a valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(iii) The execution and delivery by it of this Amendment and performance by it of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (x) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (y) conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (A) any contractual obligation to which it is a party or affecting it or the properties of it or any subsidiary thereof or (B) any order, injunction, writ or decree of any governmental authority or any arbitral award to which it or any subsidiary thereof or its property is subject or (z) violate any law.

(iv) Before and after giving effect to this Amendment, (A) all representations and warranties of it set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Default exists under the Agreement or any other Loan Document.

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(d) This Amendment may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Lender of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.

(e) Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) The terms of the Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ASTRONOVA, INC., a Rhode Island corporation

	By:	/s/ David S. Smith
	Name:	David S. Smith
	Title:	VP, CFO

LENDER:	BANK OF AMERICA, N.A., as Lender

	By:	/s/ Nicholas Storti
	Name:	Nicholas Storti
	Title:	Senior Vice President

Appendix A

TERMS APPLICABLE TO ALTERNATIVE CURRENCY LOANS

1. Defined Terms. The following terms shall have the meanings set forth below:

“Alternative Currency” means each of the following currencies: Sterling and Euros.

“Alternative Currency Daily Rate” means, for any day, with respect to any extension of credit under the Agreement:

(a) denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment;

provided, that, if any Alternative Currency Daily Rate shall be less than 0.50%, such rate shall be deemed 0.50% for purposes of this Amendment. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.

“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.

“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.

“Alternative Currency Term Rate” means, for any Interest Period, with respect to any extension of credit under the Agreement:

(a) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Lender from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period;

provided, that, if any Alternative Currency Term Rate shall be less than 0.50%, such rate shall be deemed 0.50% for purposes of this Amendment.

“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.

“Applicable Authority” means, with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any governmental authority having jurisdiction over the Lender or such administrator.

“Applicable Rate” means the Applicable Rate, Applicable Margin, Margin or any similar or analogous definition in the Agreement.

“Base Rate” means the Base Rate, Alternative Base Rate, ABR, Prime Rate or any similar or analogous definition in the Agreement.

“Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate.

“Borrowing” means a Committed Borrowing, Borrowing, or any similar or analogous definition in the Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Lender’s Office is located; provided, that:

(a) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Amendment in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;

(b) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; (ii) [RESERVED]; and (iii) [RESERVED]; and

(c) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Amendment in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Committed Loan Notice” means a Committed Loan Notice, Loan Notice, Borrowing Notice, Notice of Borrowing, Continuation/Conversion Notice, Notice of Continuation/Conversion or any similar or analogous definition in the Agreement, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit A.

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA, EURIBOR, or any proposed Successor Rate for any currency, any conforming changes to the definitions of “SONIA”, “EURIBOR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Lender, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Lender in a manner substantially consistent with market practice for such currency (or, if the Lender determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Lender determines is reasonably necessary in connection with the administration of this Amendment and any other Loan Document).

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means the Dollar Equivalent, Dollar Amount or any similar or analogous definition in the Agreement.

“Eurocurrency Rate” means Eurocurrency Rate, LIBOR, Adjusted LIBOR Rate, LIBOR Rate or any similar or analogous definition in the Agreement.

“Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate.

“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate.

“Interest Payment Date” means, (a) as to any Alternative Currency Daily Rate Loan, the first Business Day of each month and the applicable maturity date set forth in the Agreement and (b) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that, if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.

“Interest Period” means as to each Alternative Currency Term Rate Loan, the period commencing on the date such Alternative Currency Term Rate Loan is disbursed or converted to or continued as an Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Borrower in its Committed Loan Notice; provided, that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of an Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period pertaining to an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the applicable maturity date set forth in the Agreement.

“Lender’s Office” means, with respect to any currency, the Lender’s address and, as appropriate, account specified in the Agreement with respect to such currency, or such other address or account with respect to such currency as the Lender may from time to time notify the Borrower.

“Relevant Rate” means, with respect to any Loan denominated in (a) Sterling, SONIA, (b) [RESERVED], (c) Euros, EURIBOR, (d) [RESERVED], as applicable.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of the Borrower, solely for purposes of the delivery of incumbency certificates pursuant to the Agreement, the secretary or any assistant secretary of the Borrower and, solely for purposes of notices given pursuant to Section 2(e)(i), any other officer or employee of the Borrower so designated by any of the foregoing officers in a notice to the Lender or any other officer or employee of the Borrower designated in or pursuant to an agreement between the Borrower and the Lender. Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower and not in such person’s individual capacity. To the extent requested by the Lender, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Lender, appropriate authorization documentation, in form and substance satisfactory to the Lender.

“Revaluation Date” means, with respect to any Loan, each of the following: (a) each date of a Borrowing of an Alternative Currency Loan, (b) with respect to an Alternative Currency Daily Rate Loan, each Interest Payment Date, (c) each date of a continuation of an Alternative Currency Term Rate Loan pursuant to the terms of the Agreement, and (d) such additional dates as the Lender shall require.

“Scheduled Unavailability Date” has the meaning set forth in Section 2(h) of this Appendix A.

“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Lender from time to time); provided, however, that, if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.

“SONIA Adjustment” means, with respect to SONIA, 0.0326% (3.26 basis points) per annum.

“Successor Rate” has the meaning set forth in Section 2(h) of this Appendix A.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Lender to be a suitable replacement) is open for the settlement of payments in Euro.

“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.

2. Terms Applicable to Alternative Currency Loans. From and after the Amendment Effective Date, the parties hereto agree as follows:

(a) Alternative Currencies. (i) No Alternative Currency shall be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Loan denominated in an Alternative Currency, or to continue an existing Loan denominated in an Alternative Currency, shall be deemed to be a request for a new Loan bearing interest at the Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable; provided, that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear interest at the applicable Alternative Currency Daily Rate immediately upon the effectiveness of this Amendment.

(b) References to Eurocurrency Rate and Eurocurrency Rate Loans in the Agreement and Loan Documents.

(i) References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Alternative Currency Daily Rates, Alternative Currency Term Rates, and Alternative Currency Loans, as applicable.

(ii) For purposes of any requirement for the Borrower to compensate the Lender for losses in the Agreement resulting from any continuation, conversion, payment or prepayment of any Alternative Currency Loan on a day other than the last day of any Interest Period (as defined in the Agreement), references to the Interest Period (as defined in the Agreement) shall be deemed to include any relevant interest payment date or payment period for an Alternative Currency Loan.

(c) Interest Rates. The Lender does not warrant, nor accept responsibility, nor shall the Lender have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Alternative Currency Daily Rate”, “Alternative Currency Term Rate” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes.

(d) Revaluation Dates. The Lender shall determine the Dollar Equivalent amounts of Borrowings and Loans denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur.

(e) Borrowings and Continuations of Alternative Currency Loans. In addition to any other borrowing requirements set forth in the Agreement:

(i) Alternative Currency Loans. Each Borrowing of Alternative Currency Loans, and each continuation of an Alternative Currency Term Rate Loan shall be made upon the Borrower’s irrevocable notice to the Lender, which may be given by (A) telephone or (B) a Committed Loan Notice; provided, that, any telephonic notice must be confirmed immediately by delivery to the Lender of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Lender not later than 11:00 a.m.

(Eastern time) three Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or, in the case of Alternative Currency Term Rate Loans, any continuation. Each Borrowing of or continuation of Alternative Currency Loans shall be in the minimum amounts set forth in the Agreement for Loans bearing interest at the Eurocurrency Rate and denominated in the applicable Alternative Currency. Each Committed Loan Notice shall specify (i) whether the Borrower is requesting a Borrowing or a continuation of Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (iii) the currency and principal amount of Loans to be borrowed or continued, (iv) the Type of Loans to be borrowed, (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if such Borrower fails to give a timely notice requesting a continuation, then the applicable Loans shall be made as Base Rate Loans denominated in Dollars; provided, however, that, in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one (1) month. If the Borrower requests a Borrowing of or continuation of Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Except as otherwise specified in the Agreement, no Alternative Currency Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in the original currency of such Alternative Currency Loan and reborrowed in the other currency.

(ii) Conforming Changes. With respect to any Alternative Currency Daily Rate or Alternative Currency Term Rate, the Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of the Borrower; provided, that, with respect to any such amendment effected, the Lender shall provide each such amendment implementing such Conforming Changes to the Borrower reasonably promptly after such amendment becomes effective.

(iii) Committed Loan Notice. For purposes of a Borrowing of Alternative Currency Loans, or a continuation of and Alternative Currency Term Rate Loan, the Borrower shall use the Committed Loan Notice attached hereto as Exhibit A.

(f) Interest.

(i) Subject to the provisions of the Agreement with respect to default interest, (x) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; and (y) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate.

(ii) Interest on each Alternative Currency Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.

(g) Computations. All computations of interest for Alternative Currency Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Alternative Currency Loans for the day on which the Alternative Currency Loans is made, and shall not accrue on an Alternative Currency Loans, or any portion thereof, for the day on which the Alternative Currency Loans or such portion is paid; provided, that, any Alternative Currency Loans that is repaid on the same day on which it is made shall, subject to the terms of the Agreement, bear interest for one day. Each determination by the Lender of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(h) Inability to Determine Rate; Successor Rates.

(i) Inability to Determine Rates. If in connection with any request for an Alternative Currency Loan or a continuation of any of such Loans, as applicable, (A) the Lender determines (which determination shall be conclusive absent manifest error) that (x) no Successor Rate for the Relevant Rate for the applicable currency has been determined in accordance with Section 2(h)(ii) and the circumstances under clause (x) of Section 2(h)(ii) or the Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (y) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Alternative Currency Loan, or (B) the Lender determines that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an a currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to the Lender of funding such Loan, the Lender will promptly so notify the Borrower. Thereafter, the obligation of the Lender to make or maintain Loans in the affected currencies, as applicable, shall be suspended in each case to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable, in each case until the Lender revokes such notice.

Upon receipt of such notice, (A) the Borrower may revoke any pending request for a Borrowing of, or continuation of Alternative Currency Loans to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (B) any outstanding affected Alternative Currency Loans, at the Borrower’s election, shall either (1) be converted into a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided, that, if no election is made by the Borrower (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the Borrower of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Borrower shall be deemed to have elected clause (1) above.

(ii) Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Amendment, the Agreement or any other Loan Documents, if the Lender determines (which determination shall be conclusive absent manifest error), or the Borrower notifies the Lender that the Borrower has determined, that:

(x) adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Alternative Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or

(y) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Alternative Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Alternative Currency, or shall or will otherwise cease; provided, that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Lender that will continue to provide such representative tenor(s) of the Relevant Rate for such Alternative Currency (the latest date on which all tenors of the Relevant Rate for such Alternative Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

(z) bilateral loans currently being executed in the United States, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Alternative Currency;

or if the events or circumstances of the type described in Section 2(h)(ii)(x), (ii)(y) or (ii)(z) of this Appendix A have occurred with respect to the Successor Rate then in effect, then the Lender and the Borrower may amend this Amendment solely for the purpose of replacing the Relevant Rate for an Alternative Currency or any then current Successor Rate for an Alternative Currency in accordance with this Section 2(h)(ii) with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar bilateral credit facilities executed in the United States and denominated in such Alternative Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar bilateral credit facilities executed in the United States and denominated in such Alternative Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Lender from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”).

The Lender will promptly (in one or more notices) notify the Borrower of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for the Lender, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Lender.

Notwithstanding anything else herein or in the Agreement, if at any time any Successor Rate as so determined would otherwise be less than 0.50%, the Successor Rate will be deemed to be 0.50% for purposes of this Amendment and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of the Borrower; provided, that, with respect to any such amendment effected, the Lender shall provide each such amendment implementing such Conforming Changes to the Borrower reasonably promptly after such amendment becomes effective.

(i) Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.

Appendix B

TERMS APPLICABLE TO BSBY RATE LOANS

1. Defined Terms. The following terms shall have the meanings set forth below:

“Applicable Rate” means the Applicable Rate, Applicable Margin, Margin or any similar or analogous definition in the Agreement.

“Base Rate” means the Base Rate, Alternative Base Rate, ABR, Prime Rate or any similar or analogous definition in the Agreement.

“Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate.

“Bloomberg” means Bloomberg Index Services Limited.

“Borrowing” means a Committed Borrowing, Borrowing, or any similar or analogous definition in the Agreement.

“BSBY” means the Bloomberg Short-Term Bank Yield Index rate.

“BSBY Rate” means:

(a) for any Interest Period with respect to a BSBY Rate Loan, the rate per annum equal to the BSBY Screen Rate two Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided, that, if the rate is not published on such determination date then BSBY Rate means the BSBY Screen Rate on the first Business Day immediately prior thereto; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the BSBY Screen Rate with a term of one month commencing that day;

provided, that, if the BSBY Rate determined in accordance with the foregoing provisions of this definition would otherwise be less than 0.50%, the BSBY Rate shall be deemed 0.50% for purposes of this Amendment.

“BSBY Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of BSBY Rate. BSBY Rate Loans shall be denominated in Dollars.

“BSBY Screen Rate” means the Bloomberg Short-Term Bank Yield Index rate administered by Bloomberg and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Lender from time to time).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Lender’s Office is located; provided, that, if such day relates to any interest rate settings as to a BSBY Rate Loan, means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in New York City.

“Committed Loan Notice” means a Committed Loan Notice, Loan Notice, Borrowing Notice, Notice of Borrowing, Continuation/Conversion Notice, Notice of Continuation/Conversion or any similar or analogous definition in the Agreement, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit B.

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with BSBY or any proposed Successor Rate for BSBY, any conforming changes to the definitions of “Base Rate”, “BSBY”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Lender, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Lender in a manner substantially consistent with market practice for Dollars (or, if the Lender determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for Dollars exists, in such other manner of administration as the Lender determines is reasonably necessary in connection with the administration of this Amendment and any other Loan Document).

“Daily Simple SOFR” with respect to any applicable determination date means the secured overnight financing rate (“SOFR”) published on such date by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source).

“Dollar” and “$” mean lawful money of the United States.

“Eurocurrency Rate” means Eurocurrency Rate, LIBOR, Adjusted LIBOR Rate, LIBOR Rate or any similar or analogous definition in the Agreement.

“Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate.

“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate.

“Interest Payment Date” means, as to any BSBY Rate Loan, the last day of each Interest Period applicable to such Loan and the applicable maturity date set forth in the Agreement; provided, however, that, if any Interest Period for a BSBY Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates.

“Interest Period” means as to each BSBY Rate Loan, the period commencing on the date such BSBY Rate Loan or is disbursed or converted to or continued as a BSBY Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in its Committed Loan Notice; provided, that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a BSBY Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period pertaining to a BSBY Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the applicable maturity date set forth in the Agreement.

“Lender’s Office” means, with respect to Dollars, the Lender’s address and, as appropriate, account specified in the Agreement with respect to Dollars, or such other address or account with respect to Dollars as the Lender may from time to time notify the Borrower.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of the Borrower, solely for purposes of the delivery of incumbency certificates pursuant to the Agreement, the secretary or any assistant secretary of the Borrower and, solely for purposes of notices given pursuant to Section 2(d)(i), any other officer or employee of the Borrower so designated by any of the foregoing officers in a notice to the Lender or any other officer or employee of the Borrower designated in or pursuant to an agreement between the Borrower and the Lender. Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower and not in such person’s individual capacity. To the extent requested by the Lender, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Lender, appropriate authorization documentation, in form and substance satisfactory to the Lender.

“Scheduled Unavailability Date” has the meaning set forth in Section 2(g) of this Appendix B.

“SOFR Adjustment” with respect to Daily Simple SOFR means 0.11448% (11.448 basis points); and with respect to Term SOFR means 0.11448% (11.448 basis points) for an interest period of one-month’s duration, 0.26161% (26.161 basis points;) for an interest period of three-month’s duration, 0.42826% (42.826 basis points) for an interest period of six-months’ duration, and 0.71513% (71.513 basis points) for an interest period of twelve–months’ duration.

“Successor Rate” has the meaning set forth in Section 2(g) of this Appendix B.

“Term SOFR” means, for the applicable corresponding Interest Period of BSBY (or if any Interest Period does not correspond to an interest period applicable to SOFR, the closest corresponding interest period of SOFR, and if such interest period of SOFR corresponds equally to two Interest Periods of BSBY, the corresponding interest period of the shorter duration shall be applied) the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a BSBY Rate Loan.

2. Terms Applicable to BSBY Rate Loans. From and after the Amendment Effective Date, the parties hereto agree as follows:

(a) Impacted Currencies. (i) Dollars shall not be considered a currency for which there is a published LIBOR rate and (ii) any request for a new Eurocurrency Rate Loan denominated in Dollars, or to continue an existing Eurocurrency Rate Loan denominated in Dollars, shall be deemed to be a request for a new Loan bearing interest at the BSBY Rate; provided, that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan.

(b) References to Eurocurrency Rate and Eurocurrency Rate Loans in the Agreement and Loan Documents.

(i) References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include the BSBY Rate and BSBY Rate Loans, as applicable. In addition, references to the Eurocurrency Rate in the definition of Base Rate in the Agreement shall be deemed to refer to the BSBY Rate.

(ii) For purposes of any requirement for the Borrower to compensate the Lender for losses in the Agreement resulting from any continuation, conversion, payment or prepayment of any Loan on a day other than the last day of any Interest Period (as defined in the Agreement), references to the Interest Period (as defined in the Agreement) shall be deemed to include any relevant interest payment date or payment period for a BSBY Rate Loan.

(c) Interest Rates. The Lender does not warrant, nor accept responsibility, nor shall the Lender have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “BSBY Rate”, or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to such rate or the effect of any of the foregoing, or of any Conforming Changes.

(d) Borrowings, Conversions, Continuations and Prepayments of BSBY Loans. In addition to any other borrowing or prepayment requirements set forth in the Agreement:

(i) BSBY Rate Loans. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of BSBY Rate Loans shall be made upon the Borrower’s irrevocable notice to the Lender, which may be given by (A) telephone or (B) a Committed Loan Notice; provided, that, any telephonic notice must be confirmed immediately by delivery to the Lender of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Lender not later than 11:00 a.m. (Eastern time) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of BSBY Rate Loans or of any conversion of BSBY Rate Loans to Base Rate Loans. Each Borrowing of, conversion to or continuation of BSBY Rate Loans shall be in the minimum amounts set forth in the Agreement for Loans denominated in Dollars and bearing interest at the Eurocurrency Rate. Each Committed Loan Notice shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of BSBY Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable BSBY Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of BSBY Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(ii) Conforming Changes. With respect to BSBY, the Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of the Borrower; provided, that, with respect to any such amendment effected, the Lender shall provide each such amendment implementing such Conforming Changes to the Borrower reasonably promptly after such amendment becomes effective.

(iii) Committed Loan Notice. For purposes of a Borrowing of BSBY Rate Loans, or a continuation of a BSBY Rate Loan, the Borrower shall use the Committed Loan Notice attached hereto as Exhibit B.

(iv) Voluntary Prepayments of BSBY Rate Loans. The Borrower may, upon notice to the Lender pursuant to delivery to the Lender of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay the BSBY Rate Loans in whole or in part without premium or penalty (except as otherwise specified in the Agreement); provided, that, such notice must be received by the Lender not later than 11:00 a.m. (Eastern time) two Business Days prior to any date of prepayment of BSBY Rate Loans.

(e) Interest.

(i) Subject to the provisions of the Agreement with respect to default interest, each BSBY Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of the BSBY Rate plus the Applicable Rate.

(ii) Interest on each BSBY Rate Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.

(f) Computations. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the BSBY Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest with respect to BSBY Rate Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided, that, any Loan that is repaid on the same day on which it is made shall, subject to the provisions in the Agreement addressing payments generally, bear interest for one day. Each determination by the Lender of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(g) Inability to Determine Rates; Successor Rates.

(i) BSBY Rate Loans. If in connection with any request for a BSBY Rate Loan or a conversion to or continuation thereof, as applicable, (A) the Lender determines (which determination shall be conclusive absent manifest error) that (x) no Successor Rate has been determined in accordance with Section 2(g)(ii) and the circumstances under clause (x) of Section 2(g)(ii) or the Scheduled Unavailability Date has occurred (as applicable) or (y) adequate and reasonable means do not otherwise exist for determining BSBY for any requested Interest Period with respect to a proposed BSBY Rate Loan or in connection with an existing or proposed Base Rate Loan, or (B) the Lender determines that for any reason that the BSBY Rate for any requested Interest Period with respect to a proposed BSBY Rate Loan does not adequately and fairly reflect the cost to the Lender of funding such BSBY Rate Loan, the Lender will promptly so notify the Borrower. Thereafter, (1) the obligation of the Lender to make or maintain BSBY Rate Loans or to convert Base Rate Loans to BSBY Rate Loans, shall be suspended (to the extent of the affected BSBY Rate Loans or Interest Periods), and (2) in the event of a determination described in the preceding sentence with respect to the BSBY component of the Base Rate, the utilization of the BSBY Rate component in determining the Base Rate shall be suspended, in each case until the Lender revokes such notice. Upon receipt of such notice, (1) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of BSBY Rate Loans (to the extent of the affected BSBY Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (2) any outstanding BSBY Rate Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period.

(ii) Successor Rates. Notwithstanding anything to the contrary in this Amendment, the Agreement or any other Loan Documents, if the Lender determines (which determination shall be conclusive absent manifest error), or the Borrower notifies the Lender that the Borrower has determined, that:

(x) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of BSBY including, without limitation, because the BSBY Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(y) Bloomberg or any successor administrator of the BSBY Screen Rate or a governmental authority having jurisdiction over the Lender or Bloomberg or such administrator has made a public statement identifying a specific date after which one month, three month and six month interest periods of BSBY or the BSBY Screen Rate shall or will no longer be representative or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, or that such interest periods or BSBY Screen Rate have failed to comply with the International Organization of Securities Commission (IOSCO) Principles for Financial Benchmarks; provided, that, at the time of such statement, there is no successor administrator that is satisfactory to the Lender that will continue to provide such representative interest periods of BSBY after such specific date (the latest date on which one month, three month and six month interest periods of BSBY or the BSBY Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);

then, on a date and time determined by the Lender (any such date, the “BSBY Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, BSBY will be replaced hereunder and under any Loan Document with, subject to the proviso below, the first available alternative set forth in the order below for any payment period for interest calculated that can be determined by the Lender, in each case, without any amendment to, or further action or consent of any other party to, this Amendment or any other Loan Document (the “Successor Rate”):

(1) Term SOFR plus the SOFR Adjustment; and

(2) Daily Simple SOFR plus the SOFR Adjustment;

provided, that, if initially BSBY is replaced with the rate contained in clause (2) above (Daily Simple SOFR plus the SOFR Adjustment) and subsequent to such replacement, the Lender determines that Term SOFR has become available and is administratively feasible for the Lender in its sole discretion, and the Lender notifies the Borrower of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Successor Rate shall be Term SOFR plus the SOFR Adjustment.

If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis.

Notwithstanding anything to the contrary herein or in the Agreement, (A) if the Lender determines that neither of the alternatives set forth in clauses (1) and (2) above is available on or prior to the BSBY Replacement Date or (B) if the events or circumstances of the type described in Section 2(g)(ii)(x) or (ii)(y) of this Appendix B have occurred with respect to the Successor Rate then in effect, then in each case, the Lender and the Borrower may amend this Amendment solely for the purpose of replacing BSBY or any then current Successor Rate in accordance with this Section 2(g)(ii) at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar-denominated bilateral credit facilities executed in the United States for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar-denominated bilateral credit facilities executed in the United States for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Lender from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a Successor Rate.

The Lender will promptly (in one or more notices) notify the Borrower of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for the Lender, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Lender.

Notwithstanding anything else herein or in the Agreement, if at any time any Successor Rate as so determined would otherwise be less than 0.50%, the Successor Rate will be deemed to be 0.50% for purposes of this Amendment and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of the Borrower; provided, that, with respect to any such amendment effected, the Lender shall provide each such amendment implementing such Conforming Changes to the Borrower reasonably promptly after such amendment becomes effective.

(h) Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.

Exhibit A

FORM OF COMMITTED LOAN NOTICE

(Alternative Currency Loans)

Date:                 ,         1

To:	BANK OF AMERICA, N.A., as Lender

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of July 30, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ASTRONOVA, INC., a Rhode Island corporation (the “Borrower”), and BANK OF AMERICA, N.A., as Lender.

The undersigned hereby requests (select one)2:

[Revolving Facility]

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Alternative Currency Daily Rate Loan or Alternative Currency Term Rate Loan	For Alternative Currency Term Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

[Term Facility]

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Alternative Currency Daily Rate Loan or Alternative Currency Term Rate Loan	For Alternative Currency Term Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

[1]

Note to Borrower. All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed.

[2]	Note to Borrower. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.

The Borrowing, if any, requested herein complies with the requirements set forth in the Agreement.

ASTRONOVA, INC., a Rhode Island corporation

By:

Name:	[Type Signatory Name]
Title:	[Type Signatory Title]

Exhibit B

FORM OF COMMITTED LOAN NOTICE

(BSBY Rate Loans)

Date:                 ,         3

To:	BANK OF AMERICA, N.A., as Lender

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of July 30, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ASTRONOVA, INC., a Rhode Island corporation (the “Borrower”), and BANK OF AMERICA, N.A., as Lender.

The undersigned hereby requests (select one)4:

[Revolving Facility]

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: BSBY Rate Loans	For BSBY Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

[Term Facility]

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: BSBY Rate Loans	For BSBY Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

[3]

Note to Borrower. All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed.

[4]	Note to Borrower. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.

The Borrowing, if any, requested herein complies with the requirements set forth in the Agreement.

ASTRONOVA, INC., a Rhode Island corporation

By:

Name:	[Type Signatory Name]
Title:	[Type Signatory Title]